UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08649

                           EII REALTY SECURITIES TRUST
               (Exact name of registrant as specified in charter)

                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
               (Address of principal executive offices) (Zip code)

                                Richard J. Adler
                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-303-0478

                        Date of fiscal year end: JUNE 30

                     Date of reporting period: JUNE 30, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


(E.I.I. LOGO)            E.I.I. REALTY SECURITIES TRUST

                              INSTITUTIONAL SHARES

                                  JUNE 30, 2009
                                  ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                                TABLE OF CONTENTS

Letter to Shareholders (unaudited) ........................................    1
Portfolio Sectors (unaudited) .............................................   16
Disclosure of Fund Expenses (unaudited) ...................................   17
Schedules of Investments ..................................................   18
Statements of Assets and Liabilities ......................................   27
Statements of Operations ..................................................   28
Statements of Changes in Net Assets .......................................   29
Financial Highlights ......................................................   32
Notes to the Financial Statements .........................................   35
Report of Independent Registered Public Accounting Firm ...................   42
Additional Information (unaudited) ........................................   43
Trustees and Officers Information .........................................   46

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by PFPC Distributors, Inc. 760 Moore Rd., King of Prussia, PA 19406.

                         E.I.I. REALTY SECURITIES TRUST
                          E.I.I. REALTY SECURITIES FUND
                                  JUNE 30, 2009

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended June 30, 2009, the E.I.I. Realty Securities fund declined 14.37% on a per share basis compared to a decline of 12.21% for the NAREIT Equity Index. For the fiscal year ending June 30 the fund declined 42.14% verses a decline of 43.29% for the NAREIT Equity Index. The decline was mitigated by a sharp 27.73% recovery in the second quarter of 2009.

The freefall in REITs that commenced in October bottomed in early March. The Great Recession and the historic financial crisis that triggered it had so severely impaired credit markets that much of the REIT industry was valued as liquidating stubs, not going concerns. Simply put, if credit had remained as scarce and expensive as the conditions in early March, all of the cash flow from the portfolio properties could not have covered debt service, and maturing loans would have defaulted for lack of new financing. The poster child for this dilemma was General Growth Properties, one of the premier shopping mall REITs that finally succumbed to Chapter 11 bankruptcy in April when it was unable to refinance maturing debt. REIT managements focused on sources and uses of funds with the primary goal of extending maturities to avoid General Growth's fate.

Among the strongest of REITs, Simon Property Group, began a process of re-equalization with a $543 million equity offering in late March priced at $31.50, a decline of over 70% from its recent highs, simultaneously with $650 million of unsecured 10-year debentures at the unprecedented yield of 10.75%. As painful and dilutive as these offerings were, they demonstrated access to capital, and triggered a rally not just in their own shares but for most of the other REITs as well. Nearly $14 billion of new equity was raised by REITs in the ensuing weeks at ever higher prices. Less than two months later Simon came back to the market a second time and raised $1.15 billion additional equity at $50 and a like amount of 5-year debt, and the yield on their A- rated bonds fell from double digits to 6.75%. This offering, and that of several other strong REITs, commenced a new phase of offensive rather than defensive financings. Once again REITs had demonstrated access to capital, even in a capital starved environment, which is a key competitive advantage in the capital intensive industry of real estate.

The improving credit conditions were a manifestation of the massive fiscal and monetary policy stimulus implemented by the Treasury and Federal Reserve commencing in September by the out-going Bush Administration and expanded by the new Obama Administration. In addition to the measures supporting banks (TARP), a series of lending programs by the Federal Reserve supported by the Treasury were targeted initially on very short-term credit markets including overnight bank lending and commercial paper, and then somewhat longer securitized markets including credit card receivables, automobile finance, and Small Business Administration (SBA) loans under the Term Asset-Backed Loan (TALF) program. By June many of the earliest programs were winding down, as these markets were functioning on their own. The one market still shut down was the Commercial Mortgage-backed Securities (CMBS) market, which had provided 25% of commercial real estate financing. As the fiscal year ended the TALF program for CMBS was about to commence. Of note, several leading REITs were preparing some of the first TALF issues, demonstrating yet another source of capital.

There are hundreds of billions of maturing CMBS and bank loans that will need to be refinanced in the next five years and beyond at much more conservative underwriting terms on rents impaired by the severe recession and its aftermath, which will require billions of new equity. REITs are increasingly positioned to provide it. This is consistent with the last cycle in the early 1990's with the beginning of the Modern REIT Era. The prospect of accretive acquisitions should help to convert the severe cyclical challenges in the real estate industry from a problem to an opportunity for the stronger REITs.

Even though the Great Recession is probably ending with the commencement of positive growth in the third quarter of 2009, commercial real estate is a lagging cyclical industry. Operating conditions in real estate are still declining, exacerbated in the case of REITs by the dilutive equity offerings needed to assure viability. However, the prospect of accretive acquisitions should provide growth opportunities to begin to offset declining funds from operations (FFO) likely to continue until late 2010. This explains the propensity for REIT share prices to trough

                         E.I.I. REALTY SECURITIES TRUST
                    E.I.I. REALTY SECURITIES FUND (CONTINUED)
                                  JUNE 30, 2009

long before operating conditions in the industry. We believe we are again in this interregnum, and with increasing confidence in an economic recovery, REIT shares have seen their low for this cycle.

Despite the severity of this cycle, there are differences in how the property types are impacted. Apartments have maintained access to capital because of the ongoing access to financing by Fannie Mae and Freddie Mac, now operating under US government conservatorship, and thus initially outperformed, selling at approximately twice the FFO multiples of other sectors without government supported capital sources. However, rising unemployment fundamentals continued to deteriorate, and the stocks have more recently underperformed reflecting rent declines ranging from 10-20% nationally, and a 1.5% rise in vacancies. Office vacancies have risen to 16.9% nationally, up 2.5% in the last year, with particular concern in markets with heavy concentration of financial services, but this is a market with heavy exposure to maturing CMBS that may provide acquisition opportunities. Industrial real estate has been severely impacted by the sharp decline in world trade given the global nature of this recession, with average occupancy down 3.8% from its peak to 91%, with industrial REIT managers expecting same store net operating income (NOI) to fall 3% below prior cyclical lows. There have been multiple retailer vacancies, and even healthier retailers have slowed expansion and are closing stores. Retail REITs tend to own among the best malls and shopping centers, but portfolio vacancy has declined to below 90% for Mall REITs with same center NOI down 0.8%, while shopping center occupancy declined 2.7% to 92.4%. Lodging has experienced double digit declines in demand, and over 20% declines in revenue per available room (Revpar), and has been more impacted than most sectors by rising supply. Business travel, the most lucrative, has been particularly hard hit, so the industry has been struggling to survive. However, the stocks are classic leveraged cyclical and should be among the best performers coming out of the recession. Storage is sometimes considered less cyclical, and the leading storage company PSA has held up remarkably well due to all equity financing having issued preferred stocks rather than debt, but there is some pressure on occupancy and rents.

REIT dividends have been cut both as a result of declining FFO and the dilution from the re-equalizations. Still with the decline in share prices REITs finished the fiscal year with an average 6-7% yield trading at a modest 5-10% discount to net asset value and the historic average 11.0x FFO multiple. We expect REIT earnings to decline about 10% in 2009 continuing into 2010 at the property level, but multiples should expand as external growth opportunities materialize, and in the meantime investors are reasonably well compensated by the dividends which historically have made REITs relatively defensive stocks.

We thank you for the support and confidence you have placed in us.

Sincerely,


/s/ Richard J. Adler

Richard J. Adler
President

                          E.I.I REALTY SECURITIES TRUST

                 E.I.I. REALTY SECURITIES - INSTITUTIONAL SHARES

                                  JUNE 30, 2009

                                   (UNAUDITED)

 COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I. REALTY
   SECURITIES FUND AND THE NAREIT EQUITY INDEX(1) AND THE WILSHIRE REAL ESTATE
    SECURITIES INDEX(1) FROM INCEPTION (JUNE 11, 1998) THROUGH JUNE 30, 2009

                               (PERFORMANCE GRAPH)

            E.I.I. REALTY SECURITIES FUND   NAREIT EQUITY INDEX   WILSHIRE REAL ESTATE SECURITIES INDEX
            -----------------------------   -------------------   -------------------------------------
6/30/1998               1,000,000                1,000,000                      1,000,000
6/30/1999                 972,823                  933,168                        954,719
6/30/2000               1,033,603                  961,466                        997,282
6/30/2001               1,248,973                1,196,373                      1,242,129
6/30/2002               1,397,478                1,390,367                      1,413,398
6/30/2003               1,380,480                1,445,909                      1,455,757
6/30/2004            1,732,180.04                1,837,365                      1,880,825
6/30/2005            2,358,202.18                2,437,554                      2,532,004
6/30/2006            2,842,520.98                2,901,725                      3,084,889
6/30/2007            3,114,861.36                3,266,405                      3,446,357
6/30/2008            2,777,993.28                2,820,976                      2,914,708
6/30/2009            1,607,310.19                1,599,650                      1,584,573

The index is a passively managed portfolio that does not include account charges, fees and other expenses.

                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2009

                                                            AVERAGE ANNUAL
                                                             TOTAL RETURN
                                                -------------------------------------
                                                  ONE      FIVE     TEN       SINCE
                                                 YEAR      YEARS   YEARS   INCEPTION*
                                                -------   ------   -----   ----------
E.I.I. REALTY SECURITIES FUND ...............   -42.14%   -1.48%   5.15%      4.39%
NAREIT Equity Index (1) .....................   -43.29%   -2.73%   5.54%      4.34%
Wilshire Real Estate Securities Index (1) ...   -45.64%   -3.37%   5.20%      4.25%

*    Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower than their original cost. For performance current to the most recent month-end, please call 1-888-323-8912. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund shares. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                       E.I.I. INTERNATIONAL PROPERTY FUND
                                  JUNE 30, 2009

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended June 30, 2009, the E.I.I. International Property Fund rose 26.76% on a per share basis compared to an increase of 18.20% for the EPRA Developed ex-US Index. This sharp recovery mitigated the losses from the first eight months of the fiscal year, with the result that the performance for the fiscal year ending June 30 was a decline of (17.99)% verses a decline of 30.15% for the benchmark index. Assets in the fund totaled $460.2 million at the end of the period.

The recovery commenced off the lows in early March, and by the end of the second quarter most markets throughout the world were enjoying renewed investor interest and a general decline in risk aversion. Liquidity conditions began to improve. The strong recovery in the equity markets in general and the property sector specifically was impressive after prior period's sell-off and the challenging overall environment. While the early March declines affected virtually every asset class simultaneously, the pace of recovery has been much more varied and stock selection has once again become more important. Many of the major economies are not yet recovering, including the US and most of Europe. The only markets in the world that have bottomed and are now manifesting economic growth are in Asia, which coincidentally is also where most of the world's cash reserves have begun to accumulate. China just passed the USD$2 trillion mark, and many of the other Asian countries are enjoying cash levels and liquidity as never before. As importantly, consumers and financial institutions in Asia are well-capitalized and have ample capital for consumption. While we are not of the opinion that Asia has "decoupled" from the rest of the world, the growth of intra-Asian trade has allowed this region to move ahead of the US and Europe on the path to recovery.

As for the markets that are bottoming, the UK is probably closest to emerging from the financial abyss, and its recent growth in money supply suggests that the worst of the banking crisis is over. Recent statistics suggest that this economy is recovering. Unemployment was flat in June at 4.8% and wages are recovering, though the political situation is unsettled.

As for the rest of the EU, the recovery looks much less certain over the near term. The Nordic banks are suffering from over-exposure to the Baltic markets and while not fatal, the impact has been greater than anticipated. Germany's industrial production in May shocked on the upside, rising the most in 16 years and was over 7 times higher than expected (up 3.7% v. 0.5% expected). French new business starts rose 49% in the first four months of the year, the services and manufacturing PMIs were higher than expected, and overall business sentiment improved well above expectations - despite rising unemployment. This is true for much of Europe - some positive signals but no indication yet that the markets are recovering. However, we should note that the most significant effort by the EU Central Bank to stimulate the economies of Europe occurred at the end of the period when the Bank injected E442 billion of new money into the banking system.

The property sector has benefited both from the trend toward calm in the financial markets and the increased investor interest in property generally. Many funds have been raising capital with the objective of investing in both public and private real estate which should bring much needed capital to the sector - provided the economic environment continues to show signs of improvement. The property sector has generally outperformed the broader equity market, with the notable exception of Continental Europe, in anticipation of a recovery. We should note that while the property sector appears to be stabilizing, the financial markets remain difficult in most countries as lenders are reluctant to fund real estate investments, either commercial or residential except in most Asian markets, excluding Japan and Australia. This reluctance to lend helps to reduce fundamental risk for the sector as the potential for new supply diminishes which will ultimately allow for a faster recovery in values as the global economy begins to grow again. Even in markets which have become more open to financing real estate projects, like China and Hong Kong, lenders are more careful in their underwriting than in the past.

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2009

MARKET REVIEW

EUROPE

UK. As the financial center of Europe, London has been most deeply affected by the financial crisis which occurred in tandem with the overbuilding of its office market. UK REITs were forced to raise more capital to allay investor fears about financial viability which was largely accomplished during the first half of this period. Capital values have declined nearly 50% off the peak, and rental rates in high quality locations have declined sharply, making London one of the most affordable cities in the world. It is now possible to secure long-term leases in the City (financial district) at an effective rate of L35-40, roughly half of the cost only one year ago. Now that rental rates and values have fallen so sharply, they are attracting tenant and investor interest, and we are more confident that we have reached a bottom in this market. Retail tenants are attempting to restructure leases to limit their costs until sales recover by tying the contracts to sales with no fixed rent. Surprisingly, investors are now bidding more aggressively for retail properties and prices rose during the months of May and June. The housing market in the UK appears to have bottomed and local developers are considering new projects to meet future demand (in 2011) now that their inventory levels are at historically low levels.

FRANCE. As in the case of the UK, foreign and local buyers are eagerly seeking "bargains" and they have been difficult to find. During the period, a UK property company, Hammerson, sold a high quality retail/office project in the center of Paris to a foreign fund at a 7.2% yield, well above the market's expectation of 5.5-6% for this type of location. The pace of activity has increased since the end of April, both for tenants and buyers, and we are encouraged by the pricing and rental rate levels as they appear to validate the notion that the property companies in France are trading well-below fundamental value. There were further indications of market stabilization during the period including a E2.4 billion refinancing of a credit facility by shopping center owner/developer Klepierre and a E2 billion sale of residential properties by another French REIT, Icade.

ASIA

JAPAN. The political fortunes of the Prime Minister Aso and the traditional ruling party, the LDP, have been declining. It appears that the challenges facing the government and the economy have reached a critical stage which may ultimately result in changes that could enable this country to emerge from the economic doldrums. The country is becoming less dependent on the US because of growth in inter-Asian trade. Despite the political turmoil, economic indicators are becoming more positive and suggest that there is growing optimism in a more V-shaped recovery in this market. In addition, the Japanese market is generally underweighted by global fund managers and technical indicators suggest that fund flows into Japan should increase. Should the politicians enact real reforms, this would provide an even greater stimulus to investment in this important economy. While we are not so confident in the political changes presaging any significant economic reform, the property market in Japan is bottoming and the company valuations are attractive. The major property companies are trading at historically low P/E levels and in many cases, 50% below their long-term price/book ratios. Unlike the US banks, the Japanese banks are well-capitalized and are lending to the sector, but only to the companies with strong balance sheets and long-term relationships. The recent bankruptcies of several JREITs has warranted a tightening of real estate lending policies, but this has not affected the top quality companies and has had the beneficial effect of reducing the potential for oversupply resulting from ill-advised and underfunded private developers.

CHINA. This is the only major economy in the world to experience real economic growth in 2009, and the improvement in the property sector has really led all others. Beginning in late 2008, the government realized that its efforts to avoid a bubble in the residential markets had worked too well, and began to encourage home-buying by relieving many of these anti-growth measures. Retail sales have also recovered strongly and this is one of the few markets in the world where both low-cost and luxury items are selling well. The surge in demand has resulted from several important developments, including falling prices, pent-up demand, and readily available financing at low rates. In the past, the market was more skewed to speculators and buying to lease, whereas today 80-90% of the prospective buyers are planning to occupy the homes. The property companies have

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2009

benefited from the surge in demand and are actually running out of inventory. China Overseas Land, our largest holding in the region, has sold nearly all of its 2009 product and 40% of 2010 deliveries. Margins have held up, benefitting from falling construction costs, down as much as 20% for both materials and labor, despite recent price reductions. Interestingly, the developers have not raised prices. It is clear that the availability of capital and lower prices has spawned a greater level of demand than stock analysts and even the companies themselves had anticipated, and earnings forecasts are being revised continuously. China's government is concerned and at the end of the quarter warned banks urging them to maintain stringent lending standards to avoid a US-style sub-prime problem.

HONG KONG. While this market benefits from exposure to China, it is also affected by global trends as many of the city's residents and businesses are dependent on global trade and finance. Consequently, we expected this market to follow well-behind China in its recovery, but the pace began to quicken by the end of the quarter. The residential market has started to recover and has surprised local developers by its strength, as house prices have risen 19.3% on average in 2009. As in the case of China, pent-up demand, low interest rates, and a healthy banking system are largely responsible for the recovery in house prices. Office activity has also increased as tenants try to lock in lower rates on new leases or buy the entire floor from the owners. While just a few months ago, the local leasing agents were concerned about a glut of space, they now report that tenant activity is "robust" at all levels and the bargain leasing opportunities are waning. Retail sales are slowly recovering, but the city is still suffering from a decline in tourist arrivals due to the global slowdown and the swine flu fears.

SINGAPORE. After the recovery began to take shape in China, Singapore's housing market transformed from moribund to booming by the end of June, surprising even the most optimistic forecasters. Price cuts by developers early in the quarter stimulated demand, and the projected overall price declines of 40% peak-to-trough never materialized as buyers stepped in at the 20% discount level. Recent launches of new housing units have been selling rapidly and developers are now looking to replenish inventories with land acquisitions - a highly positive development. The office sector is also improving but remains strained by the prospects of new supply being delivered in 2010-11. Rental rates have declined 11% for prime space in the second quarter, but the pace of decline has slowed and may bottom sooner than expected at higher rates than have been forecast. Companies appear to be hiring again and this should help to mitigate the potential for double digit vacancy rates as the new supply becomes available. Further supporting the market, transaction volumes have surged nearly 280% over the dismal first quarter level, although prices are 30-35% below the level of only two years ago. As recent valuations and purchase prices for commercial buildings remain below the cost of development, additions to new supply should remain in check for the foreseeable future.

AUSTRALIA. Now that the effect of the government's cash stimulus has past, we find the average Aussie consumer strapped for cash and worried about rising unemployment. Although the housing market has been relatively solid, the average consumer's interest expense is 10% of income, over 50% higher than in the US, the world's traditional leader in over-leveraging. The commercial real estate sector faces a looming refinancing issue for its outstanding commercial mortgage-backed securities, and rising office vacancies are not helpful. Sydney's office market, now at nearly 9% vacancy, looks headed to exceed the 10% level, and the other major markets are also suffering from excess capacity. The listed property sector now known as the AREITs, was successful raising A$10 billion in the period, but may need to raise more as the economy continues to weaken. Interestingly, the large Australian institutional investors are reportedly limiting their exposure to the sector in anticipation of further dilutive equity raises and general concerns about the outlook for the sector. On a positive note, the top AREITs are far more conservatively capitalized than their US counterparts (roughly half as leveraged), which could help them to recover more quickly when the economy turns.

INVESTMENT ACTIVITY

At the start of the period the global economy was suffering and financial gridlock was virtually universal. However, by the end of June, it became clearer which of the markets and companies were recovering and which are still facing tough challenges. It is clear that the Asian nations are trying to stimulate domestic demand to

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2009

make them ultimately less dependent on exports and that strategy is having an impact on GDP growth. The fundamentals in Asia remain compelling relative to other global markets - large, well-capitalized population; companies that are conservatively capitalized; and governments with massive liquidity reserves. We are focusing our analysis on those companies whose valuations are reaching our targets to determine whether there is additional upside or if the stock market has gotten ahead of itself for the moment. As noted previously, the current recovery in share prices in China has been due largely to monetary stimulus and has not been the result of growth in the underlying economy.

We expect the EU markets to stabilize in the second half of the year, with the UK leading the pack. As there is no significant overhang of CMBS debt or other major real-estate specific financing issues, the banking sector should become more "user-friendly" and spreads should narrow, reducing overall financial stress in the markets that exists today. We expect a significant increase in investment activity before year-end as the many funds that have raised capital start to invest. In addition to the offshore funds, German open-end funds and major UK institutions are now seeking to invest in the market after a long absence. We expect to have a greater proportion of our funds invested in Europe than we now have provided the nascent recovery gains momentum in this region.

We thank you for the trust you have placed in us.

Sincerely,


/s/ Richard Adler

Richard Adler
President

                          E.I.I REALTY SECURITIES TRUST

            E.I.I. INTERNATIONAL PROPERTY FUND - INSTITUTIONAL SHARES

                                  JUNE 30, 2009

                                   (UNAUDITED)

     COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I. INTERNATIONAL PROPERTY FUND, THE EPRA / NAREIT DEVELOPED EX US INDEX(1) AND THE
  60/40 CUSTOM BENCHMARK(2) FROM INCEPTION (JULY 1, 2004) THROUGH JUNE 30, 2009

                              (PERFORMANCE GRAPH)

             E.I.I. INTERNATIONAL PROPERTY FUND   EPRA / NAREIT DEVELOPED EX US INDEX   60/40 CUSTOM BENCHMARK
             ----------------------------------   -----------------------------------   ----------------------
 6/30/2004              1,000,000.00                           1,000,000                       1,000,000
12/31/2004              1,266,109.74                           1,278,739                       1,297,142
 6/30/2005              1,296,825.38                           1,300,573                       1,319,221
12/31/2005              1,536,531.93                           1,512,132                       1,490,775
 6/30/2006              1,804,377.15                           1,714,754                       1,740,934
12/31/2006              2,454,997.51                           2,217,831                       2,299,254
 6/30/2007              2,573,005.97                           2,303,077                       2,284,985
12/31/2007              2,280,248.90                           2,198,307                       2,060,165
 6/30/2008                 1,818,358                           1,785,814                       1,733,105
12/31/2008                 1,175,033                           1,055,241                       1,004,429
 6/30/2009                 1,489,416                           1,247,332                       1,116,640

Note:(1) European Public Real Estate Association (EPRA) - EPRA / NAREIT Developed ex US Index in USD

     (2) EPRA Developed Europe Index 60% and EPRA Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund. The index is a passively managed portfolio that does not include account charges, fees and other expenses.

                  RETURNS FOR THE PERIODS ENDED JUNE 30, 2009

                                                        AVERAGE ANNUAL
                                                         TOTAL RETURN
                                                -----------------------------
                                                 ONE       THREE      SINCE
                                                 YEAR      YEARS   INCEPTION*
                                                -------   ------   ----------
E.I.I. INTERNATIONAL PROPERTY FUND ..........   -17.99%    -6.19%     8.30%
60/40 Custom Benchmark (1) ..................   -35.70%   -13.76%     2.23%
EPRA / NAREIT Developed ex US Index (2) .....   -30.15%   -10.07%     4.52%

*    Inception date was July 1, 2004.

(1) EPRA Developed Europe Index 60% and EPRA Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund.

(2) European Public Real Estate Association (EPRA) - EPRA / NAREIT Developed ex US Index in USD

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower than their original cost. For performance current to the most recent month-end, please call 1-888-323-8912. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund shares. The benchmarks are unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                           E.I.I. GLOBAL PROPERTY FUND
                                  JUNE 30, 2009

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended June 30, 2009, the E.I.I. Global Property Fund rose 11.42% on a per share basis compared to an increase of 5.88% for the EPRA Developed Index. This sharp recovery helped mitigate the losses from the first eight months of the fiscal year, with the result that the performance for the fiscal year ending June 30 was a decline of 26.75% verses a decline of 35.86% for the benchmark index. Assets in the fund totaled $108 million at the end of the period.

The recovery commenced off the lows in early March, and by the end of the second quarter most markets throughout the world were enjoying renewed investor interest and a general decline in risk aversion. Liquidity conditions began to improve. The strong recovery in the equity markets in general and the property sector specifically was impressive after prior period's sell-off and the challenging overall environment. While the early March declines affected virtually every asset class simultaneously, the pace of recovery has been much more varied and stock selection has once again become more important. Many of the major economies are not yet recovering, including the US and most of Europe. The only markets in the world that have bottomed and are now manifesting economic growth are in Asia, which coincidentally is also where most of the world's cash reserves have begun to accumulate. China just passed the USD$2 trillion mark, and many of the other Asian countries are enjoying cash levels and liquidity as never before. As importantly, consumers and financial institutions in Asia are well-capitalized and have ample capital for consumption. While we are not of the opinion that Asia has "decoupled" from the rest of the world, the growth of intra-Asian trade has allowed this region to move ahead of the US and Europe on the path to recovery.

As for the markets that are bottoming, the UK is probably closest to emerging from the financial abyss, and its recent growth in money supply suggests that the worst of the banking crisis is over. Recent statistics suggest that this economy is recovering. Unemployment was flat in June at 4.8% and wages are recovering, though the political situation is unsettled.

As for the rest of the EU, the recovery looks much less certain over the near term. The Nordic banks are suffering from over-exposure to the Baltic markets and while not fatal, the impact has been greater than anticipated. Germany's industrial production in May shocked on the upside, rising the most in 16 years and was over 7 times higher than expected (up 3.7% v. 0.5% expected). French new business starts rose 49% in the first four months of the year, the services and manufacturing PMIs were higher than expected, and overall business sentiment improved well above expectations - despite rising unemployment. This is true for much of Europe - some positive signals but no indication yet that the markets are recovering. However, we should note that the most significant effort by the EU Central Bank to stimulate the economies of Europe occurred at the end of the period when the Bank injected E442 billion of new money into the banking system.

The property sector has benefited both from the trend toward calm in the financial markets and the increased investor interest in property generally. Many funds have been raising capital with the objective of investing in both public and private real estate which should bring much needed capital to the sector - provided the economic environment continues to show signs of improvement. The property sector has outperformed the broader equity market in Asia and the UK, but underperformed in Continental Europe and the US, in anticipation of a recovery. We should note that while the property sector appears to be stabilizing, the financial markets remain difficult in most countries as lenders are reluctant to fund real estate investments, either commercial or residential except in most Asian markets, excluding Japan and Australia. This reluctance to lend helps to reduce fundamental risk for the sector as the potential for new supply diminishes which will ultimately allow for a faster recovery in values as the global economy begins to grow again. Even in markets which have become more open to financing real estate projects, like China and Hong Kong, lenders are more careful in their underwriting than in the past.

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2009

MARKET REVIEW

EUROPE

UK. As the financial center of Europe, London has been most deeply affected by the financial crisis which occurred in tandem with the overbuilding of its office market. UK REITs were forced to raise more capital to allay investor fears about financial viability which was largely accomplished during the first half of this period. Capital values have declined nearly 50% off the peak, and rental rates in high quality locations have declined sharply, making London one of the most affordable cities in the world. It is now possible to secure long-term leases in the City (financial district) at an effective rate of L35-40, roughly half of the cost only one year ago. Now that rental rates and values have fallen so sharply, they are attracting tenant and investor interest, and we are more confident that we have reached a bottom in this market. Retail tenants are attempting to restructure leases to limit their costs until sales recover by tying the contracts to sales with no fixed rent. Surprisingly, investors are now bidding more aggressively for retail properties and prices have risen during the months of May and June. The housing market in the UK appears to have bottomed and local developers are considering new projects to meet future demand (in 2011) now that their inventory levels are at historically low levels.

FRANCE. As in the case of the UK, foreign and local buyers are eagerly seeking "bargains" and they have been difficult to find. During the period, a UK property company, Hammerson, sold a high quality retail/office project in the center of Paris to a foreign fund at a 7.2% yield, well above the market's expectation of 5.5-6% for this type of location. The pace of activity has increased since the end of April, both for tenants and buyers, and we are encouraged by the pricing and rental rate levels as they appear to validate the notion that the property companies in France are trading well-below fundamental value. There were further indications of market stabilization during the period including a E2.4 billion refinancing of a credit facility by shopping center owner/developer Klepierre and a E2 billion sale of residential properties by another French REIT, Icade.

ASIA

JAPAN. The political fortunes of the Prime Minister Aso and the traditional ruling party, the LDP, have been declining. It appears that the challenges facing the government and the economy have reached a critical stage which may ultimately result in changes that could enable this country to emerge from the economic doldrums. The country is becoming less dependent on the US because of growth in inter-Asian trade. Despite the political turmoil, economic indicators are becoming more positive and suggest that there is growing optimism in a more V-shaped recovery in this market. In addition, the Japanese market is generally underweighted by global fund managers and technical indicators suggest that fund flows into Japan should increase. Should the politicians enact real reforms, this would provide an even greater stimulus to investment in this important economy. While we are not so confident in the political changes presaging any significant economic reform, the property market in Japan is bottoming and the company valuations are attractive. The major property companies are trading at historically low P/E levels and in many cases, 50% below their long-term price/book ratios. Unlike the US banks, the Japanese banks are well-capitalized and are lending to the sector, but only to the companies with strong balance sheets and long-term relationships. The recent bankruptcies of several JREITs has warranted a tightening of real estate lending policies, but this has not affected the top quality companies and has had the beneficial effect of reducing the potential for oversupply resulting from ill-advised and underfunded private developers.

CHINA. This is the only major economy in the world to experience real economic growth in 2009, and the improvement in the property sector has really led all others. Beginning in late 2008, the government realized that its efforts to avoid a bubble in the residential markets had worked too well, and began to encourage home-buying by relieving many of these anti-growth measures. Retail sales have also recovered strongly and this is one of the few markets in the world where both low-cost and luxury items are selling well. The surge in demand has resulted from several important developments, including falling prices, pent-up demand, and readily available financing at low rates. In the past, the market was more skewed to speculators and buying to lease, whereas today 80-90% of the prospective buyers are planning to occupy the homes. The property companies have

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2009

benefited from the surge in demand and are actually running out of inventory. China Overseas Land, our largest holding in the region, has sold nearly all of its 2009 product and 40% of 2010 deliveries. Margins have held up, benefitting from falling construction costs, down as much as 20% for both materials and labor, despite recent price reductions. Interestingly, the developers have not raised prices. It is clear that the availability of capital and lower prices has spawned a greater level of demand than stock analysts and even the companies themselves had anticipated, and earnings forecasts are being revised continuously. China's government is concerned and at the end of the quarter warned banks urging them to maintain stringent lending standards to avoid a US-style sub-prime problem.

HONG KONG. While this market benefits from exposure to China, it is also affected by global trends as many of the city's residents and businesses are dependent on global trade and finance. Consequently, we expected this market to follow well-behind China in its recovery, but the pace began to quicken by the end of the quarter. The residential market has started to recover and has surprised local developers by its strength, as house prices have risen 19.3% on average in 2009. As in the case of China, pent-up demand, low interest rates, and a healthy banking system are largely responsible for the recovery in house prices. Office activity has also increased as tenants try to lock in lower rates on new leases or buy the entire floor from the owners. While just a few months ago, the local leasing agents were concerned about a glut of space, they now report that tenant activity is "robust" at all levels and the bargain leasing opportunities are waning. Retail sales are slowly recovering, but the city is still suffering from a decline in tourist arrivals due to the global slowdown and the swine flu fears.

SINGAPORE. After the recovery began to take shape in China, Singapore's housing market transformed from moribund to booming by the end of June, surprising even the most optimistic forecasters. Price cuts by developers early in the quarter stimulated demand, and the projected overall price declines of 40% peak-to-trough never materialized as buyers stepped in at the 20% discount level. Recent launches of new housing units have been selling rapidly and developers are now looking to replenish inventories with land acquisitions - a highly positive development. The office sector is also improving but remains strained by the prospects of new supply being delivered in 2010-11. Rental rates have declined 11% for prime space in the second quarter, but the pace of decline has slowed and may bottom sooner than expected at higher rates than have been forecast. Companies appear to be hiring again and this should help to mitigate the potential for double digit vacancy rates as the new supply becomes available. Further supporting the market, transaction volumes have surged nearly 280% over the dismal first quarter level, although prices are 30-35% below the level of only two years ago. As recent valuations and purchase prices for commercial buildings remain below the cost of development, additions to new supply should remain in check for the foreseeable future.

AUSTRALIA. Now that the effect of the government's cash stimulus has past, we find the average Aussie consumer strapped for cash and worried about rising unemployment. Although the housing market has been relatively solid, the average consumer's interest expense is 10% of income, over 50% higher than in the US, the world's traditional leader in over-leveraging. The commercial real estate sector faces a looming refinancing issue for its outstanding commercial mortgage-backed securities, and rising office vacancies are not helpful. Sydney's office market, now at nearly 9% vacancy, looks headed to exceed the 10% level, and the other major markets are also suffering from excess capacity. The listed property sector now known as the AREITs, was successful raising A$10 billion in the period, but may need to raise more as the economy continues to weaken. Interestingly, the large Australian institutional investors are reportedly limiting their exposure to the sector in anticipation of further dilutive equity raises and general concerns about the outlook for the sector. On a positive note, the top AREITs are far more conservatively capitalized than their US counterparts (roughly half as leveraged), which could help them to recover more quickly when the economy turns.

US

REITS bottomed in early March as concerns regarding the global economy and global credit markets reached their peak; however, as fears started to abate, the asset class rallied strongly in the second half of March. The bulk of the strong performance was "front-loaded" to April and coincided with a positive reception to REITs issuing

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2009

large amounts of equity. We view the repricing of REITs as an inflection point, in which REITs transitioned from being priced with default discounts and distressed liquidation - to being priced once again as going concerns. The "Re-equitization" has resulted in almost $14 billion of new equity capital coming into the US REIT market in the period. In most cases, the equity is being used to reduce overall debt levels and address near term refinancing risks in company capital structures. We believe this was needed, but the downside impact will be earnings dilution for years to come. In many cases the equity issuances have been accompanied by a reduction in the common dividend (typically by 25-50%), adding flexibility to the capital structure. Several companies have also elected to temporarily pay out up to 90% of their dividends in common stock instead of cash. Despite all this, REITs are trading at reasonably attractive dividend yields of 6-7%. We expect the industry to rapidly move back toward an all cash dividend, that dividend payout ratios will be maintained at conservative levels going forward and that companies will trend back towards consistent dividend growth.

In terms of debt financing, several of the highest quality REIT borrowers have been successful at accessing the unsecured bond market. However, for most borrowers, this market is still viewed as prohibitively expensive, resulting in greater use of the secured debt markets (i.e., whole loans and secured term facilities). The CMBS market remains effectively shut down, and we view this as the primary near term risk to a recovery in commercial real estate values. One much discussed exit strategy yet to take off has been the TALF (Term Asset-Backed Loan Facility) program, which was initiated by the Federal Reserve and enhanced to accommodate commercial real estate. The program will provide low-cost financing to buyers of supersenior CMBS, with the expectation of kick starting the CMBS market. We remain confident that several of the TALF financing deals currently in the hopper will hit the market by September.

REIT leverage levels (debt/gross asset value) are currently in the 55-65% range. Although this is high by historical standards, we believe it's manageable given where we are in the economic cycle and how treacherous the current downturn was on commercial real estate. This is because leverage ratios are somewhat misleading in that current asset values, or the "V" in LTV calculations, have been materially compressed due to moderately lower cash flows at the property level, and significantly higher capitalization rates being applied to those trough cash flows. While we expect the most highly levered REITs need to raise additional equity, this will be dwarfed by the amount of capital needed by private real estate owners as CMBS maturities accelerate over the next several years. We believe this will offer attractive investment opportunities to the best capitalized REITs. At least a dozen REITs are said to be considering transactions including Developers Diversified, Vornado Realty and Simon Properties.

US PROPERTY ANALYSIS

APARTMENTS. The fundamental outlook for apartments continued to deteriorate in the period and we anticipate a negative environment for the remainder of 2009 due primarily to the relatively high 9.5% national unemployment rate. In higher priced markets such as New York City rents on new leases are down 20% from last year's peak. Rents in more commodity-like markets are down roughly 10-15%. Renewal rates are said to be flat to down 5% on average in most markets, with places like New York and California worse off. The national vacancy rate increased 0.2% to 7.5%, from 1Q09 according to REIS Inc. data, and this equates to nearly a 1.5% increase from the year ago period. We believe as employment trends start to improve over the next several quarters, apartments will be one of the first to participate in a cyclical recovery.

OFFICE. The national vacancy rate for office property ended 2Q at 15.9%, up 0.7% from 1Q and an increase of more than 2.5% from the year ago period according to REIS Inc. data. This marks the sixth consecutive quarter that office properties registered an increase in vacancy. In addition to declining occupancy, asking rents fell 1.4% and effective rents fell by 2.7% in 2Q, (per REIS Inc.) - the largest declines in asking and effective rents since the first half of 2002. We remain cautious on markets with a concentration in financial services, law and general services (i.e. New York, New Jersey, Boston, Tampa) and prefer markets with higher employment concentrations in energy, media, government, education, and healthcare (Southeast, Southern California, Washington, D.C.). Overall, we expect a slow improvement in office fundamentals in the years ahead, which implies weak internal

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2009

growth. However, the prospects for external growth are improving and the current distress in commercial real estate (i.e. CMBS, private equity funds) should provide an attractive opportunity set for REITs.

INDUSTRIAL. Industrial REIT average occupancy has fallen 3.8% from its cycle peak of 94.9% in 4Q 2006 to 91.1% at 1Q 2009. Same store net operating income
(NOI) results have trended down from +5.0% to -1.4% in 1Q09. Industrial REIT managers now expect same store NOI results to be below past prior cycle lows (i.e. -3.0%). The sector's short-term lease structures (3-5 years) are giving tenants ample opportunity to shed space in the face of unprecedented economic weakness. However, with improving global economies the national industrial vacancy rate should recover in early/mid 2010, ahead of the office vacancy rate.

RETAIL. There have been multiple retailer bankruptcies over the last nine months and this has impacted REIT portfolio occupancies and portfolio performance in 2009. Additionally, although the pace of bankruptcies slowed late in the period, healthier retailers continue to close stores and have dramatically curtailed store openings. As a result, we expect retail REIT portfolio fundamentals to remain under pressure in 2009 with vacancy rates climbing an additional 1.5% on average for the balance of the year. Portfolio occupancy for Mall REITs declined to below 90% on an equally weighted basis in the period the while same center NOI declined nearly 1.0%. Shopping center occupancy declined 2.7% to 92.4% while same center NOI declined over 1.4%. Mall portfolio occupancy has held up better than shopping center portfolio occupancy so far in this downturn since the sector only has been affected by secondary anchor tenant bankruptcies. This is in contrast to the big box shopping center space, which has seen a spate of bankruptcies that has taken a harder toll on shopping center portfolio occupancy.

LODGING. According to Smith Travel Research, lodging demand fell -9.0% in May 2009 vs. -8.7% for the past three months and YTD periods. May represents the worst month since September 2001's -14.3% drop in demand. Occupancy dropped -11.8% in May, marking the fifth consecutive month of double-digit declines. Lodging operators and owners contend that occupancy will bottom sooner rather later, but their bigger concern is rate, which decreased -9.8% in May with the sharp drop in business travel. Longer-term, the supply outlook should improve considerably in late 2010 and beyond.

STORAGE. Storage experienced weaker than expected demand during the quarter, and first-month free concession is essentially industry standard at this point. Early reports for May suggest fundamentals may have improved due to peak season and incentive programs. Although net move-ins are positive, storage management teams have cautioned that these customers are not yet paying. Downward pressure on rate could continue since in-place rates are on average 10% higher than street rents.

INVESTMENT ACTIVITY

At the start of the period the global economy was suffering and financial gridlock was virtually universal. However, by the end of June, it became clearer which of the markets and companies were recovering and which are still facing tough challenges. It is clear that the Asian nations are trying to stimulate domestic demand to make them ultimately less dependent on exports and that strategy is having an impact on GDP growth. The fundamentals in Asia remain compelling relative to other global markets - large, well-capitalized population; companies that are conservatively capitalized; and governments with massive liquidity reserves. We are focusing our analysis on those companies whose valuations are reaching our targets to determine whether there is additional upside or if the stock market has gotten ahead of itself for the moment. As noted previously, the current recovery in share prices in China has been due largely to monetary stimulus and has not been the result of growth in the underlying economy.

We expect the EU markets to stabilize in the second half of the year, with the UK leading the pack. As there is no significant overhang of CMBS debt or other major real-estate specific financing issues, the banking sector should become more "user-friendly" and spreads should narrow, reducing overall financial stress in the markets that exists today. We expect a significant increase in investment activity before year-end as the many funds that have raised capital start to invest. In addition to the offshore funds, German open-end funds and major UK institutions

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2009

are now seeking to invest in the market after a long absence. We expect to have a greater proportion of our funds invested in Europe than we now have provided the nascent recovery gains momentum in this region.

US REITs are now well positioned to also thrive in the coming years as a trend back towards public real estate ownership takes hold. The coming CMBS refinancing overhang is the biggest risk (and opportunity) that will face the commercial real estate market over the next several years. We expect that large amounts of new equity will be needed as the CMBS maturity calendar heats up, and believe this will offer attractive investment opportunities to the best capitalized REITs.

As of the end of 2Q09, REITs are trading at a modest 5-10% discount to net asset value, a modest discount to historic multiple (11.0x on 2010 cash flow) and at a reasonable 6-7% dividend yield (post recent cuts). We expect property level fundamentals will not bottom until 2010, at the earliest. Given weakening fundamentals and the dilutive nature of equity issuances, we expect REIT earnings to decline about -10% for 2009 with earnings growth returning by 2011. In the interim, investors are being reasonably well compensated by the current dividend and should start to see multiple expansions as external growth opportunities materialize.

Our target regional allocations remain at 40% Asia, 35% North America, 20% Europe and 5% Cash, with the expectation that we will allocate a bit more to Europe and a bit less to Asia and Cash in the near term.

We thank you for the trust you have placed in us.

Sincerely,


/s/ Richard Adler

Richard Adler
President

                          E.I.I REALTY SECURITIES TRUST

               E.I.I. GLOBAL PROPERTY FUND - INSTITUTIONAL SHARES

                                  JUNE 30, 2009

                                   (UNAUDITED)

 COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I. GLOBAL
     PROPERTY FUND AND THE FTSE EPRA / NAREIT DEVELOPED INDEX FROM INCEPTION
                    (FEBRUARY 1, 2007) THROUGH JUNE 30, 2009

                               (PERFORMANCE GRAPH)

             E.I.I. GLOBAL   FTSE EPRA / NAREIT
             PROPERTY FUND     DEVELOPED INDEX
             -------------   ------------------
2/1/2007       1,000,000          1,000,000
5/31/2007      1,033,500          1,017,862
8/31/2007        923,500            922,757
11/30/2007       892,500            925,754
2/29/2008        818,529            825,056
5/31/2008        818,024            858,508
8/31/2008        685,139            747,768
11/30/2008       416,844            418,425
2/28/2009        347,222            333,891
5/31/2009        516,964            485,808
6/30/2009        518,512            485,811

Note: (1) European Public Real Estate Association (EPRA) - FTSE EPRA / NAREIT
          Developed Index in USD

                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2009

                                               AVERAGE ANNUAL
                                                TOTAL RETURN
                                            -------------------
                                              ONE       SINCE
                                             YEAR    INCEPTION*
                                            ------   ----------
E.I.I. GLOBAL PROPERTY FUND .............   -26.75%    -23.85%
FTSE EPRA / NAREIT Developed Index (1) ..   -35.86%    -25.88%

*    Inception date was February 1, 2007.

(1) European Public Real Estate Association (EPRA) - EPRA / NAREIT Developed Index in USD

     Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates and current performance may be higher or lower than their original cost. For performance current to the most recent month-end, please call 1-888-323-8912. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund shares. The benchmarks are unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

                         E.I.I. REALTY SECURITIES TRUST
                               AS OF JUNE 30, 2009
                                  (UNAUDITED)

E.I.I. REALTY SECURITIES FUND
SECTORS(1)

Healthcare .........................................    18.22%
Office Property ....................................    17.00%
Shopping Centers ...................................    15.34%
Regional Malls .....................................    13.50%
Apartments .........................................    12.38%
Self Storage .......................................     9.24%
Diversified ........................................     7.15%
Short Term Investment ..............................     3.06%
Hotels & Lodging ...................................     2.74%
Industrials ........................................     1.01%
                                                       ------
Subtotal ...........................................    99.64%
Other Assets In Excess Of Liabilities ..............     0.36%
                                                       ------
Total ..............................................   100.00%
                                                       ======

E.I.I. INTERNATIONAL PROPERTY FUND
COUNTRIES(1)

Hong Kong ..........................................    25.91%
Japan ..............................................    18.04%
Singapore ..........................................    13.00%
France .............................................    11.96%
United Kingdom .....................................     8.54%
United States ......................................     5.60%
China ..............................................     3.17%
Spain ..............................................     2.95%
Italy ..............................................     2.26%
Thailand ...........................................     1.97%
Netherlands ........................................     1.85%
Malaysia ...........................................     1.83%
Australia ..........................................     1.66%
Germany ............................................     0.85%
Philippines ........................................     0.63%
                                                       ------
Subtotal ...........................................   100.22%
Liabilities In Excess Of Other Assets ..............    -0.22%
                                                       ------
Total ..............................................   100.00%
                                                       ======

E.I.I. GLOBAL PROPERTY FUND
COUNTRIES(1)

United States ......................................    36.64%
Hong Kong ..........................................    17.84%
Japan ..............................................    10.26%
Singapore ..........................................     9.51%
France .............................................     9.15%
United Kingdom .....................................     4.44%
Thailand ...........................................     1.93%
Spain ..............................................     1.77%
Netherlands ........................................     1.64%
Italy ..............................................     1.52%
Australia ..........................................     1.44%
Germany ............................................     0.63%
Sweden .............................................     0.19%
Malaysia ...........................................     0.03%
                                                       ------
Subtotal ...........................................    96.99%
Other Assets In Excess Of Liabilities ..............     3.01%
                                                       ------
Total ..............................................   100.00%
                                                       ======

(1) As a percentage of net assets as of June 30, 2009. Holdings are subject to change.

                  E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE
                                   (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled "Actual Fund Return," provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled "Expenses Paid During Period" to estimate the expenses incurred on your account during this period.

The line entitled "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES

                FOR THE PERIOD JANUARY 1, 2009 TO JUNE 30, 2009

EXPENSE TABLE

                                        BEGINNING     ENDING    EXPENSES
                                         ACCOUNT     ACCOUNT      PAID     ANNUALIZED
                                           VALUE      VALUE      DURING      EXPENSE
                                         1/1/2009   6/30/2009    PERIOD*     RATIO
                                        ---------   ---------   --------   ----------
E.I.I. REALITY SECURITIES FUND
Actual Fund Return ..................   $1,000.00   $  856.30     $3.68      0.80%
Hypothetical 5% Return ..............   $1,000.00   $1,020.83     $4.01      0.80%
E.I.I. INTERNATIONAL PROPERTY FUND
Actual Fund Return ..................   $1,000.00   $1,267.60     $5.62      1.00%
Hypothetical 5% Return ..............   $1,000.00   $1,019.84     $5.01      1.00%
E.I.I. GLOBAL PROPERTY FUND
Actual Fund Return ..................   $1,000.00   $1,114.20     $5.24      1.00%
Hypothetical 5% Return ..............   $1,000.00   $1,019.84     $5.01      1.00%

* Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days) or applicable period, then divided by 365 days.

                         E.I.I. REALTY SECURITIES TRUST

                         E.I.I. REALTY SECURITIES FUND

                            SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
REAL ESTATE INVESTMENT TRUSTS ("REITS") - 96.58%
APARTMENTS - 12.38%
American Campus Communities, Inc.                       17,900   $       397,022
Equity Residential                                      36,400           809,172
Essex Property Trust, Inc.                               7,400           460,502
                                                                 ---------------
Total Apartments (Cost $2,263,503)                                     1,666,696
                                                                 ---------------
DIVERSIFIED - 7.15%
Liberty Property Trust                                   5,900           135,936
Vornado Realty Trust                                    18,347           826,165
                                                                 ---------------
Total Diversified (Cost $1,225,109)                                      962,101
                                                                 ---------------
HEALTHCARE - 18.22%
HCP, Inc.                                               44,200           936,598
Health Care REIT, Inc.                                  11,800           402,380
Nationwide Health Properties, Inc.                      18,200           468,468
Ventas, Inc.                                            21,600           644,976
                                                                 ---------------
Total Healthcare (Cost $2,973,955)                                     2,452,422
                                                                 ---------------
HOTELS & LODGING - 2.74%
Host Hotels & Resorts, Inc.                             43,900           368,321
                                                                 ---------------
Total Hotels & Lodging (Cost $570,712)                                   368,321
                                                                 ---------------
INDUSTRIALS - 1.01%
AMB Property Corp.                                       7,200           135,432
                                                                 ---------------
Total Industrials (Cost $138,748)                                        135,432
                                                                 ---------------
OFFICE PROPERTY - 17.00%
Boston Properties, Inc.                                 15,600           744,120
Douglas Emmett, Inc.                                    51,300           461,187
Government Properties Income Trust                       7,000           143,710
Highwoods Properties, Inc.                              25,200           563,724
Kilroy Realty Corp.                                     18,300           375,882
                                                                 ---------------
Total Office Property (Cost $3,014,386)                                2,288,623
                                                                 ---------------
REGIONAL MALLS - 13.50%
CBL & Associates Properties, Inc.                       18,700           100,793
General Growth Properties, Inc.                         31,500            57,645
Simon Property Group, Inc.                              24,715         1,271,092

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
REITS (CONTINUED)
REGIONAL MALLS (CONTINUED)
Taubman Centers, Inc.                                   14,400   $       386,784
                                                                 ---------------
Total Regional Malls (Cost $2,494,831)                                 1,816,314
                                                                 ---------------
SELF STORAGE - 9.24%
Extra Space Storage, Inc.                               28,100           234,635
Public Storage, Inc.                                    15,415         1,009,374
                                                                 ---------------
Total Self Storage (Cost $902,532)                                     1,244,009
                                                                 ---------------
SHOPPING CENTERS - 15.34%
Equity One, Inc.                                        10,600           140,556
Federal Realty Investment Trust                         15,600           803,712
Kimco Realty Corp.                                      34,864           350,383
Tanger Factory Outlet Centers, Inc.                     14,800           479,964
Weingarten Realty Investors                             20,000           290,201
                                                                 ---------------
Total Shopping Centers (Cost $2,360,014)                               2,064,816
                                                                 ---------------
TOTAL UNITED STATES REITS (Cost $15,943,790)                          12,998,734
                                                                 ---------------
SHORT TERM INVESTMENT (UNITED STATES)
   - 3.06%
BlackRock Liquidity Funds Treasury Trust
   Fund, 0.01%                                         411,616           411,616
                                                                 ---------------
TOTAL SHORT TERM INVESTMENT (Cost $411,616)                              411,616
                                                                 ---------------
TOTAL INVESTMENTS - 99.64%
   (Cost $16,355,406)                                                 13,410,350
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 0.36%                                                    48,959
                                                                 ---------------
NET ASSETS - 100.00%                                             $    13,459,309
                                                                 ===============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                            SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
COMMON STOCKS - 94.57%
AUSTRALIA - 1.66%
Stockland                                            2,949,940   $     7,655,490
                                                                 ---------------
Total Australia (Cost $10,586,741)                                     7,655,490
                                                                 ---------------
CHINA - 3.17%
Guangzhou R&F Properties Co., Ltd.                   6,500,000        14,593,454
                                                                 ---------------
Total China (Cost $14,824,033)                                        14,593,454
                                                                 ---------------
FRANCE - 11.96%
ICADE                                                  132,822        10,905,175
Klepierre                                              658,756        16,987,726
Unibail-Rodamco SE                                     182,217        27,132,938
                                                                 ---------------
Total France (Cost $83,815,419)                                       55,025,839
                                                                 ---------------
GERMANY - 0.85%
DIC Asset AG                                           549,064         3,889,210
                                                                 ---------------
Total Germany (Cost $17,172,730)                                       3,889,210
                                                                 ---------------
HONG KONG - 25.91%
China Overseas Land & Investment, Ltd.               8,724,256        20,262,657
Hang Lung Properties, Ltd.                           7,856,300        26,001,651
Hysan Development Co., Ltd.                          8,933,649        22,939,157
Kerry Properties, Ltd.                               5,186,925        22,755,395
Lifestyle International Holdings, Ltd.              12,417,700        17,240,463
Shangri-La Asia, Ltd.                                6,761,685        10,033,403
                                                                 ---------------
Total Hong Kong (Cost $115,228,112)                                  119,232,726
                                                                 ---------------
ITALY - 2.26%
Immobiliare Grande Distribuzione                     4,791,662         8,354,190
Risanamento SpA*                                     4,069,850         2,055,076
                                                                 ---------------
Total Italy (Cost $40,826,271)                                        10,409,266
                                                                 ---------------
JAPAN - 18.04%
AEON Mall Co., Ltd.                                  1,045,540        19,917,112
Daiwa House Industry Co., Ltd.                       1,574,000        16,965,953
Mitsubishi Estate Co., Ltd.                            977,000        16,312,867
Mitsui Fudosan Co., Ltd.                             1,420,800        24,783,193

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                 JUNE 30, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Tokyu Land Corp.                                     1,105,000   $     5,039,125
                                                                 ---------------
Total Japan (Cost $110,228,744)                                       83,018,250
                                                                 ---------------
MALAYSIA - 1.78%
SP Setia Berhad                                      7,235,000         8,192,119
                                                                 ---------------
Total Malaysia (Cost $12,010,299)                                      8,192,119
                                                                 ---------------
NETHERLANDS - 1.85%
Corio NV                                               175,000         8,507,729
                                                                 ---------------
Total Netherlands
(Cost $8,134,012)                                                      8,507,729
                                                                 ---------------
PHILIPPINES - 0.63%
Megaworld Corp.                                    142,699,000         2,905,871
                                                                 ---------------
Total Philippines (Cost $9,775,496)                                    2,905,871
                                                                 ---------------
SINGAPORE - 13.00%
Capitaland, Ltd.                                     6,719,600        17,224,387
City Developments, Ltd.                              2,475,100        14,672,580
Hongkong Land Holdings, Ltd.                         4,985,000        17,646,900
Wing Tai Holdings, Ltd.                             11,024,960        10,283,412
                                                                 ---------------
Total Singapore (Cost $81,747,978)                                    59,827,279
                                                                 ---------------
SPAIN - 2.95%
Sol Melia, SA                                        2,304,941        13,578,635
                                                                 ---------------
Total Spain (Cost $36,807,304)                                        13,578,635
                                                                 ---------------
THAILAND - 1.97%
Central Pattana Public Co., Ltd.                     3,764,464         2,165,644
Central Pattana Public Co., Ltd. NVDR               12,025,336         6,918,010
                                                                 ---------------
Total Thailand (Cost $10,721,131)                                      9,083,654
                                                                 ---------------
UNITED KINGDOM - 8.54%
British Land Co. plc                                 1,207,906         7,598,897
Derwent London plc                                     752,660        11,589,494
Great Portland Estates plc                           3,042,761        11,024,136

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Land Securities Group plc                             500,000    $     3,880,390
Segro plc                                          13,000,000          5,191,694
                                                                 ---------------
Total United Kingdom (Cost $63,422,136)                               39,284,611
                                                                 ---------------
TOTAL COMMON STOCKS (Cost $615,300,406)                              435,204,133
                                                                 ---------------
WARRANTS - 0.05%
MALAYSIA
SP Setia Berhad, Expires 01/21/13 *                 1,225,000            217,817
                                                                 ---------------
TOTAL WARRANTS (Cost $110,030)                                           217,817
                                                                 ---------------
SHORT TERM INVESTMENT
   (UNITED STATES) - 5.60%
BlackRock Liquidity Funds Treasury Trust
   Fund                                            25,771,899         25,771,899
                                                                 ---------------
TOTAL SHORT TERM INVESTMENT
   (Cost $25,771,899)                                                 25,771,899
                                                                 ---------------
TOTAL INVESTMENTS - 100.22%
   (Cost $641,182,335)                                               461,193,849
LIABILITIES IN EXCESS OF OTHER ASSETS -
   (0.22%)                                                            (1,022,972)
                                                                 ---------------
NET ASSETS - 100.00%                                             $   460,170,877
                                                                 ===============

*    Denotes non-income producing security.

NVDR Non-Voting Depositary Receipt

                                               % OF
SECTOR DIVERSIFICATION                      NET ASSETS       VALUE
----------------------                      ----------   ------------
COMMON STOCKS:
Real Estate .............................      78.82%    $362,713,099
Consumer Cyclical .......................      15.75%      72,491,034
                                              ------     ------------
Total Common Stocks .....................      94.57%     435,204,133
WARRANTS:
Real Estate .............................       0.05%         217,817
SHORT-TERM INVESTMENT ...................       5.60%      25,771,899
                                              ------     ------------
TOTAL INVESTMENTS .......................     100.22%     461,193,849
LIABILITIES IN EXCESS OF OTHER ASSETS ...      (0.22)%     (1,022,972)
                                              ------     ------------
NET ASSETS ..............................     100.00%    $460,170,877
                                              ======     ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
COMMON STOCKS - 60.32%
AUSTRALIA - 1.44%
Stockland                                              596,960   $     1,549,191
                                                                 ---------------
Total Australia (Cost $1,903,704)                                      1,549,191
                                                                 ---------------
FRANCE - 9.15%
ICADE                                                   29,850         2,450,795
Klepierre                                              105,217         2,713,292
Unibail-Rodamco                                         31,650         4,712,828
                                                                 ---------------
Total France (Cost $13,896,547)                                        9,876,915
                                                                 ---------------
GERMANY - 0.63%
DIC Asset AG                                            96,303           682,147
                                                                 ---------------
Total Germany (Cost $3,209,390)                                          682,147
                                                                 ---------------
HONG KONG - 17.84%
China Overseas Land & Investment, Ltd.               1,606,168         3,730,431
Hang Lung Properties, Ltd.                           1,149,900         3,805,774
Hysan Development Co., Ltd.                          1,046,048         2,685,964
Kerry Properties, Ltd.                                 874,123         3,834,837
Lifestyle International Holdings, Ltd.               2,291,400         3,181,330
Shangri-La Asia, Ltd.                                1,362,400         2,021,613
                                                                 ---------------
Total Hong Kong (Cost $20,193,780)                                    19,259,949
                                                                 ---------------
ITALY - 1.52%
Immobiliare Grande Distribuzione                       941,100         1,640,793
                                                                 ---------------
Total Italy (Cost $3,623,522)                                          1,640,793
                                                                 ---------------
JAPAN - 10.26%
AEON Mall Co., Ltd.                                    142,600         2,716,472
Daiwa House Industry Co., Ltd.                         250,000         2,694,719
Mitsubishi Estate Co., Ltd.                            135,500         2,262,429
Mitsui Fudosan Co., Ltd.                               195,000         3,401,410
                                                                 ---------------
Total Japan (Cost $14,879,394)                                        11,075,030
                                                                 ---------------
NETHERLANDS - 1.64%
Corio NV                                                36,315         1,765,475
                                                                 ---------------
Total Netherlands (Cost $1,243,500)                                    1,765,475
                                                                 ---------------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
COMMON STOCKS (CONTINUED)
SINGAPORE - 9.51%
Capitaland, Ltd.                                     1,241,050   $     3,181,190
City Developments, Ltd.                                413,300         2,450,074
Hongkong Land Holdings, Ltd.                           850,000         3,009,000
Wing Tai Holdings, Ltd.                              1,750,000         1,632,294
                                                                 ---------------
Total Singapore (Cost $13,268,254)                                    10,272,558
                                                                 ---------------
SPAIN - 1.77%
Sol Melia, SA                                          325,000         1,914,607
                                                                 ---------------
Total Spain (Cost $4,229,298)                                          1,914,607
                                                                 ---------------
SWEDEN - 0.19%
Castellum AB                                            32,900           208,495
                                                                 ---------------
Total Sweden (Cost $276,553)                                             208,495
                                                                 ---------------
THAILAND - 1.93%
Central Pattana Public Co., Ltd. NVDR                3,622,100         2,083,744
                                                                 ---------------
Total Thailand (Cost $2,720,735)                                       2,083,744
                                                                 ---------------
UNITED KINGDOM - 4.44%
British Land Co. plc                                   133,333           838,794
Great Portland Estates plc                             728,909         2,640,888
Land Securities Group plc                              170,000         1,319,333
                                                                 ---------------
Total United Kingdom (Cost $6,609,390)                                 4,799,015
                                                                 ---------------
TOTAL COMMON STOCKS (Cost $86,054,067)                                65,127,919
                                                                 ---------------
REAL ESTATE INVESTMENT TRUSTS
   ("REITS") - 32.22%
UNITED STATES - 32.22%
Vornado Realty Trust                                    52,405         2,359,797
Ventas, Inc.                                            75,300         2,248,458
Taubman Centers, Inc.                                   69,500         1,866,770
Tanger Factory Outlet Centers, Inc.                     26,400           856,152
Simon Property Group, Inc.                             107,395         5,523,325
Public Storage, Inc.                                    52,700         3,450,796
Kilroy Realty Corp.                                     42,800           879,112
Host Hotels & Resorts, Inc.                            102,400           859,136
Highwoods Properties, Inc.                              85,800         1,919,346

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2009

                                                    SHARES            VALUE
                                               ---------------   ---------------
REITS (CONTINUED)
UNITED STATES (CONTINUED)
Health Care REIT, Inc.                                  61,800   $     2,107,380
HCP, Inc.                                              104,000         2,203,760
General Growth Properties, Inc.                         90,300           165,249
Federal Realty Investment Trust                         55,700         2,869,664
Essex Property Trust, Inc.                              38,800         2,414,524
Equity One, Inc.                                        41,200           546,312
Douglas Emmett, Inc.                                   131,600         1,183,084
Boston Properties, Inc.                                 41,900         1,998,630
American Campus Communities, Inc.                       60,100         1,333,018
                                                                 ---------------
Total United States
   (Cost $48,538,523)                                                 34,784,513
                                                                 ---------------
TOTAL UNITED STATES REITS (Cost $48,554,014)                          34,784,513
                                                                 ---------------
WARRANTS
MALAYSIA - 0.03%
SP Setia Berhad, Expires 01/21/13 *                    175,000            31,117
                                                                 ---------------
Total Malaysia (Cost $15,719)                                             31,117
                                                                 ---------------
TOTAL WARRANTS (Cost $15,719)                                             31,117
                                                                 ---------------
SHORT TERM INVESTMENT
   (UNITED STATES) - 4.42%
BlackRock Liquidity Funds Treasury
   Trust Fund, 0.01%                                 4,777,236         4,777,236
                                                                 ---------------
TOTAL SHORT TERM INVESTMENT
   (Cost $4,777,236)                                                   4,777,236
                                                                 ---------------
TOTAL INVESTMENTS - 96.99%
   (Cost $139,401,036)                                               104,720,785
OTHER ASSETS IN EXCESS OF
   LIABILITIES - 3.01%                                                 3,254,492
                                                                 ---------------
TOTAL NET ASSETS - 100.00%                                       $   107,975,277
                                                                 ===============

*    Denotes non-income producing security.

NVDR Non-Voting Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2009

                                              % OF
SECTOR DIVERSIFICATION                     NET ASSETS      VALUE
----------------------                     ----------   ------------
COMMON STOCKS:
Real Estate ............................     81.18%     $ 87,650,089
Consumer Cyclicals .....................     11.36%       12,262,343
                                            ------      ------------
Total Common Stocks ....................     92.54%       99,912,432
WARRANTS:
Real Estate ............................      0.03%           31,117
SHORT TERM INVESTMENT ..................      4.42%        4,777,236
                                            ------      ------------
TOTAL INVESTMENTS ......................     96.99%      104,720,785
OTHER ASSETS IN EXCESS OF LIABILITIES ..      3.01%        3,254,492
                                            ------      ------------
NET ASSETS .............................    100.00%     $107,975,277
                                            ======      ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES

                                  JUNE 30, 2009

                                                                  E.I.I. REALTY       E.I.I.
                                                                    SECURITIES    INTERNATIONAL   E.I.I. GLOBAL
                                                                       FUND       PROPERTY FUND   PROPERTY FUND
                                                                  -------------   -------------   -------------
ASSETS:
   Investments at value (Cost $16,355,406, $641,182,335
      and $139,401,036)                                            $13,410,350    $ 461,193,849   $104,720,785
   Dividends receivable                                                 59,520          607,942        264,258
   Interest receivable                                                       4              228             36
   Receivable for investment securities sold                                --          118,525        507,964
   Receivable for fund shares sold                                       2,495          131,719      2,477,812
   Tax reclaim receivables                                                  --        1,027,522        122,284
   Receivable from Investment Advisor                                    2,940               --             --
                                                                   -----------    -------------   ------------
      Total Assets                                                  13,475,309      463,079,785    108,093,139
                                                                   -----------    -------------   ------------
LIABILITIES:
   Payable for fund shares redeemed                                         --        2,445,996         26,500
   Investment advisory fees payable                                         --          304,962         48,666
   Administration fees payable                                           1,688           56,856         12,876
   Transfer agent fees payable                                           3,415            7,424          3,474
   Audit and tax fees payable                                            3,150            7,951          5,899
   Legal fees payable                                                    1,049           22,766          3,691
   Fees payable to custodian                                             2,731           28,769          9,771
   Trustee fees payable                                                    385           10,347          2,261
   Accrued expenses and other payables                                   3,582           23,837          4,724
                                                                   -----------    -------------   ------------
      Total Liabilities                                                 16,000        2,908,908        117,862
                                                                   -----------    -------------   ------------
NET ASSETS                                                         $13,459,309    $ 460,170,877   $107,975,277
                                                                   ===========    =============   ============
NET ASSETS CONSIST OF:
   Par value                                                            59,547          344,478        107,395
   Paid-in capital                                                  22,179,740      840,867,227    194,279,682
   Accumulated undistributed net investment income                      91,631        4,749,342      1,151,607
   Accumulated net realized loss on investment transactions and
      foreign currency transactions                                 (5,926,553)    (205,768,628)   (52,881,296)
   Net unrealized depreciation on foreign currency transactions             --          (33,056)        (1,860)
   Net unrealized depreciation on investment securities             (2,945,056)    (179,988,486)   (34,680,251)
                                                                   -----------    -------------   ------------
NET ASSETS                                                         $13,459,309    $ 460,170,877   $107,975,277
                                                                   ===========    =============   ============
CAPITAL STOCK, (UNLIMITED AUTHORIZED SHARES AT $0.01 PAR VALUE)
   Institutional Class Shares Outstanding                            5,954,721       34,447,848     10,739,451
                                                                   ===========    =============   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
   Institutional Class Share                                       $      2.26    $       13.36   $      10.05
                                                                   ===========    =============   ============

* The E.I.I. International Property Fund and E.I.I. Global Property Fund have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                            STATEMENTS OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 2009

                                                                         E.I.I. REALTY       E.I.I.
                                                                           SECURITIES    INTERNATIONAL   E.I.I. GLOBAL
                                                                              FUND       PROPERTY FUND   PROPERTY FUND
                                                                         -------------   -------------   -------------
INVESTMENT INCOME:
   Dividends (less foreign taxes withheld $0, $1,177,747 and $188,162)   $    623,529    $  12,658,699   $  3,496,540
   Interest                                                                     4,474          277,036         59,282
                                                                         ------------    -------------   ------------
      Total investment income                                                 628,003       12,935,735      3,555,822
                                                                         ------------    -------------   ------------

EXPENSES:
   Investment advisory fees (see note C)                                      130,115        3,495,857        795,459
   Administration fees                                                         26,023          699,171        159,092
   Trustees fees and expenses                                                   1,564           41,624          9,493
   Transfer agent fees                                                         42,179           99,589         42,190
   Legal fees                                                                   2,669           63,520         13,094
   Audit and tax fees                                                          30,881           54,921         32,698
   Custodian fees                                                              16,862          210,299         71,699
   Miscellaneous expenses                                                      28,664          206,201         67,097
                                                                         ------------    -------------   ------------
      Total Expenses                                                          278,957        4,871,182      1,190,822
   Less: expenses waived / reimbursed by advisor                             (140,168)        (210,039)      (130,210)
                                                                         ------------    -------------   ------------
      Net Expenses                                                            138,789        4,661,143      1,060,612
                                                                         ------------    -------------   ------------
   NET INVESTMENT INCOME                                                      489,214        8,274,592      2,495,210
                                                                         ------------    -------------   ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions                            (4,544,581)    (160,767,819)   (44,021,127)
   Net realized loss on foreign currency transactions                              --         (284,800)      (356,589)
   Net change in unrealized depreciation on investment securities          (6,739,222)     (27,408,408)    (1,260,229)
   Net change in unrealized depreciation on foreign currency
      transactions                                                                 --          (51,550)          (859)
                                                                         ------------    -------------   ------------
                                                                          (11,283,803)    (188,512,577)   (45,638,804)
                                                                         ------------    -------------   ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                               $(10,794,589)   $(180,237,985)  $(43,143,594)
                                                                         ============    =============   ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       E.I.I. REALTY SECURITIES FUND
                                                                       -----------------------------
                                                                         YEAR ENDED      YEAR ENDED
                                                                       JUNE 30, 2009   JUNE 30, 2008
                                                                       -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                            $    489,214    $    618,619
      Net realized gain (loss) on investments transactions               (4,544,581)        545,289
      Net change in unrealized depreciation on investment securities     (6,739,222)     (5,776,992)
                                                                       ------------    ------------
         Net decrease in net assets from operations                     (10,794,589)     (4,613,084)
                                                                       ------------    ------------

   DISTRIBUTIONS FROM:
      Net investment income                                                (536,542)       (516,521)
      Net realized gain on investments                                      (44,491)     (9,266,537)
                                                                       ------------    ------------
         Total distributions                                               (581,033)     (9,783,058)
                                                                       ------------    ------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
      Shares issued                                                         263,386      22,189,773
      Shares reinvested                                                     305,193       9,655,303
      Shares redeemed                                                    (2,622,294)    (18,706,008)
                                                                       ------------    ------------
         Net increase (decrease) from capital share transactions         (2,053,715)     13,139,068
                                                                       ------------    ------------
   Total decrease in net assets                                         (13,429,337)     (1,257,074)
                                                                       ------------    ------------

NET ASSETS
   Beginning of Year                                                     26,888,646      28,145,720
                                                                       ------------    ------------
   End of Year                                                         $ 13,459,309    $ 26,888,646
                                                                       ============    ============

SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                             96,594       3,343,817
   Shares reinvested                                                        100,340       2,271,959
   Shares redeemed                                                         (895,734)     (3,469,844)
                                                                       ------------    ------------
                                                                           (698,800)      2,145,932
                                                                       ============    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                        $     91,631    $    139,272
                                                                       ============    ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       E.I.I. INTERNATIONAL PROPERTY FUND
                                                                       ----------------------------------
                                                                          YEAR ENDED         YEAR ENDED
                                                                         JUNE 30, 2009     JUNE 30, 2008
                                                                       ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                              $   8,274,592     $  11,303,533
      Net realized loss on investments transactions                       (160,767,819)      (38,351,121)
      Net realized loss on foreign currency transactions                      (284,800)         (331,640)
      Net change in unrealized depreciation on investment securities       (27,408,408)     (239,189,159)
      Translation of assets and liabilities in foreign currencies              (51,550)          (62,501)
                                                                         -------------     -------------
         Net decrease in net assets from operations                       (180,237,985)     (266,630,888)
                                                                         -------------     -------------
   DISTRIBUTIONS FROM:
      Net investment income                                                (10,886,435)       (7,494,905)
      Net realized gain on investments                                        (927,988)      (12,195,997)
                                                                         -------------     -------------
         Total distributions                                               (11,814,423)      (19,690,902)
                                                                         -------------     -------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
      Shares issued                                                        212,391,653       643,309,826
      Shares reinvested                                                      8,873,586        15,081,143
      Shares redeemed                                                     (274,001,660)     (234,946,638)
      Redemption fees                                                           87,650           111,613
                                                                         -------------     -------------
         Net increase (decrease) from capital share transactions           (52,648,771)      423,555,944
                                                                         -------------     -------------
   Total increase (decrease) in net assets                                (244,701,179)      137,234,154
                                                                         -------------     -------------
NET ASSETS
   Beginning of Year                                                       704,872,056       567,637,902
                                                                         -------------     -------------
   End of Year                                                           $ 460,170,877     $ 704,872,056
                                                                         =============     =============

SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                            16,092,396        29,702,028
   Shares reinvested                                                           843,497           720,552
   Shares redeemed                                                         (24,480,320)      (11,681,121)
                                                                         -------------     -------------
                                                                            (7,544,427)       18,741,459
                                                                         =============     =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                          $   4,749,342     $   7,646,613
                                                                         =============     =============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        E.I.I. GLOBAL PROPERTY FUND
                                                                       -----------------------------
                                                                         YEAR ENDED      YEAR ENDED
                                                                       JUNE 30, 2009   JUNE 30, 2008
                                                                       -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                            $  2,495,210    $  1,860,687
      Net realized loss on investments transactions                     (44,021,127)     (8,828,386)
      Net realized loss on foreign currency transactions                   (356,589)        (89,898)
      Net change in unrealized depreciation on investment securities     (1,260,229)    (29,607,286)
      Translation of assets and liabilities in foreign currencies              (859)         (3,493)
                                                                       ------------    ------------
         Net decrease in net assets from operations                     (43,143,594)    (36,668,376)
                                                                       ------------    ------------
   DISTRIBUTIONS FROM:
      Net investment income                                              (2,047,089)     (1,059,289)
      Net realized gain on investments                                           --         (87,679)
                                                                       ------------    ------------
         Total distributions                                             (2,047,089)     (1,146,968)
                                                                       ------------    ------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL
   CLASS:
      Shares issued                                                      23,084,730     125,653,773
      Shares reinvested                                                   1,956,845       1,053,890
      Shares redeemed                                                   (16,849,376)    (15,170,349)
      Redemption fees                                                         5,805           2,015
                                                                       ------------    ------------
         Net increase from capital share transactions                     8,198,004     111,539,329
                                                                       ------------    ------------
   Total increase (decrease) in net assets                              (36,992,679)     73,723,985
                                                                       ------------    ------------
NET ASSETS
   Beginning of Year                                                    144,967,956      71,243,971
                                                                       ------------    ------------
   End of Year                                                         $107,975,277    $144,967,956
                                                                       ============    ============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                          2,248,003       7,439,305
   Shares reinvested                                                        224,152          62,844
   Shares redeemed                                                       (2,080,950)       (860,726)
                                                                       ------------    ------------
                                                                            391,205       6,641,423
                                                                       ============    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                        $  1,151,607    $  1,060,075
                                                                       ============    ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                              Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                            June 30, 2009   June 30, 2008   June 30, 2007   June 30, 2006   June 30, 2005
                                            -------------   -------------   -------------   -------------   -------------
Net Asset Value, Beginning of Year ......     $  4.04         $  6.24          $ 10.85         $ 13.68         $ 12.59
                                              -------         -------          -------         -------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income ................        0.08            0.10             0.13            0.17            0.40
   Net Gain (Loss) on Securities
      (Realized and Unrealized) .........       (1.76)          (0.70)            1.37            2.02            3.92
                                              -------         -------          -------         -------         -------
      Total from Investment Operations ..       (1.68)          (0.60)            1.50            2.19            4.32
                                              -------         -------          -------         -------         -------
LESS DISTRIBUTIONS
   Net Investment Income ................       (0.09)          (0.09)           (0.12)          (0.24)          (0.25)
   Net Realized Gain on Investments .....       (0.01)          (1.51)           (5.99)          (4.78)          (2.98)
                                              -------         -------          -------         -------         -------
      Total Distributions ...............       (0.10)          (1.60)           (6.11)          (5.02)          (3.23)
                                              -------         -------          -------         -------         -------
Net Asset Value, End of Year ............     $  2.26         $  4.04          $  6.24         $ 10.85         $ 13.68
                                              =======         =======          =======         =======         =======
Total Return* ...........................      (42.14)%        (10.82)%           9.58%          20.54%          36.15%
Net Assets, End of Year (thousands) .....     $13,459         $26,889          $28,146         $38,878         $68,697
Ratio of Expenses to Average Net Assets
   (Including effect of waivers and
   reimbursements) ......................        0.80%           0.84%            1.00%           1.00%           1.00%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursement
   of Expenses) .........................        1.61%           1.27%            1.26%           1.24%           1.20%
Ratio of Net Investment Income to
   Average Net Assets (Including effect
   of waivers and reimbursements) .......        2.82%           1.84%            1.16%           1.37%           2.06%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ...........        2.01%           1.41%            0.90%           1.13%           1.86%
Portfolio Turnover Rate .................          71%            132%              76%             44%             43%

----------
* Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                              Year Ended      Year Ended      Year Ended      Year Ended       Year Ended
                                            June 30, 2009   June 30, 2008   June 30, 2007   June 30, 2006   June 30, 2005(1)
                                            -------------   -------------   -------------   -------------   ----------------
Net Asset Value, Beginning of Year ......     $  16.79        $  24.41        $  17.65       $  12.88           $ 10.00
                                              --------        --------        --------       --------           -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income ................         0.26            0.29            0.26(2)        0.22(2)           0.09
   Net Gain (Loss) on Securities
      (Realized and Unrealized) .........        (3.36)          (7.35)           7.21           4.78              2.88
                                              --------        --------        --------       --------           -------
      Total from Investment Operations ..        (3.10)          (7.06)           7.47           5.00              2.97
                                              --------        --------        --------       --------           -------
LESS DISTRIBUTIONS
   Net Investment Income ................        (0.30)          (0.21)          (0.39)         (0.09)            (0.04)
   Net Realized Gain on Investments .....        (0.03)          (0.35)          (0.32)         (0.14)            (0.05)
                                              --------        --------        --------       --------           -------
      Total Distributions ...............        (0.33)          (0.56)          (0.71)         (0.23)            (0.09)
                                              --------        --------        --------       --------           -------
REDEMPTION FEES*
                                                    --              --              --             --                --
Net Asset Value, End of Year ............     $  13.36        $  16.79        $  24.41       $  17.65           $ 12.88
                                              ========        ========        ========       ========           =======
Total Return** ..........................       (17.99)%        (29.39)%         42.61%         39.14%            29.68%
Net Assets, End of Year (thousands) .....     $460,171        $704,872        $567,638       $156,032           $47,925
Ratio of Expenses to Average Net Assets
   (Including Waivers and Reimbursement
   of Expenses) .........................         1.00%           1.00%           1.00%          1.00%             1.00%
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursement
   of Expenses) .........................         1.05%           1.01%           1.12%          1.23%             1.65%
Ratio of Net Investment Income to Average
   Net Assets (Including Waivers and
   Reimbursement of Expenses) ...........         1.78%           1.56%           1.12%          1.39%             1.59%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ...........         1.73%           1.55%           1.00%          1.16%             0.94%
Portfolio Turnover Rate .................           21%             11%             20%            14%               27%

----------
(1)  The Fund commenced operations on July 1, 2004.

(2)  Per share numbers have been calculated using the average share method.

*    Amounts represent less than 0.005%.

** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                              Year Ended      Year Ended      Period Ended
                                            June 30, 2009   June 30, 2008   June 30, 2007(1)
                                            -------------   -------------   ----------------
Net Asset Value, Beginning of Period ....     $  14.01        $  19.22         $ 20.00
                                              --------        --------         -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
   Net Investment Income ................         0.22            0.18            0.09
   Net Gain (Loss) on Securities
      (Realized and Unrealized) .........        (4.00)          (5.22)          (0.87)
                                              --------        --------         -------
      Total from Investment Operations ..        (3.78)          (5.04)          (0.78)
                                              --------        --------         -------
LESS DISTRIBUTIONS
   Net Investment Income ................        (0.18)          (0.16)             --
   Net Realized Gain on Investments .....           --           (0.01)             --
                                              --------        --------         -------
      Total Distributions ...............        (0.18)          (0.17)             --
                                              --------        --------         -------
REDEMPTION FEES***
                                                    --              --              --
Net Asset Value, End of Period ..........     $  10.05        $  14.01         $ 19.22
                                              ========        ========         =======
Total Return**** ........................       (26.75)%        (26.34)%         (3.90)%**
Net Assets, End of Period (thousands) ...     $107,975        $144,968         $71,244
Ratio of Expenses to Average Net Assets
   (Including effect of waivers and
   reimbursements) ......................         1.00%           1.00%           1.00%*
Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Reimbursement
   of Expenses) .........................         1.12%           1.05%           1.57%*
Ratio of Net Investment Income to
   Average Net Assets (Including effect
   of waivers and reimbursements) .......         2.35%           1.60%           1.74%*
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ...........         2.23%           1.55%           1.17%*
Portfolio Turnover Rate .................           39%             18%              8%**

----------
(1)  Fund Commenced operations on February 1, 2007

*    Not Annualized

** Total return and portfolio turnover rate are not annualized for periods of less than one year.

***  Amounts represent less than 0.005%.

**** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2009

A.   ORGANIZATION:

E.I.I. Realty Securities Trust (the "Trust") was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. E.I.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds".

FUND SHARES

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2009, the Adviser and Investor classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B.   SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Funds in preparation of their financial statements.

USE OF ESTIMATES: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds' portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds' portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

The Funds estimate components of distributions from REITs. Return of capital distributions are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust's Price Valuation Committee under procedures adopted by the Trust's Board of Trustees.

Most foreign markets close before the close of trading on the New York Stock Exchange ("NYSE"). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund's share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust's Price Valuation Committee, under procedures adopted by the Trust's Board of Trustees.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), fair value is defined as the price that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Trust Price Valuation Committee's own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available under the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

     -    Level 1 -- quoted prices in active markets for identical investments

     - Level 2 -- other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Trust Price Valuation Committee own assumptions in determining the fair value of investments)

In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs and valuation techniques used to measure fair value and changes in those techniques and related inputs during the period. FSP 157-4 expands the three-level hierarchy disclosure and the level 3 roll-forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds' investments by the above fair value hierarchy levels as of June 30, 2009:

                                                                LEVEL 2        LEVEL 3
                                    TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                   VALUE AT        QUOTED      OBSERVABLE   UNOBSERVABLE
E.I.I. REALTY SECURITIES FUND   JUNE 30, 2009      PRICE         INPUT          INPUT
-----------------------------   -------------   -----------   -----------   ------------
Investments in Securities *      $13,410,350    $13,410,350       $--            $--
                                 -----------    -----------       ---            ---
   TOTAL                         $13,410,350    $13,410,350       $--            $--
                                 ===========    ===========       ===            ===

*    See Schedule of Investments for industry sector breakouts.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

                                                                      LEVEL 2        LEVEL 3
                                         TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                        VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
E.I.I. INTERNATIONAL PROPERTY FUND   JUNE 30, 2009       PRICE         INPUT          INPUT
----------------------------------   -------------   ------------   -----------   ------------
Investments in Securities*            $461,193,849   $461,193,849       $--            $--
                                      ------------   ------------       ---            ---
   Total                              $461,193,849   $461,193,849       $--            $--
                                      ============   ============       ===            ===

*    See Schedule of Investments for geographic and sector breakouts.

                                                                      LEVEL 2        LEVEL 3
                                         TOTAL          LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                        VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
E.I.I. GLOBAL PROPERTY FUND          JUNE 30, 2009       PRICE         INPUT          INPUT
---------------------------          -------------   ------------   -----------   ------------
Investments in Securities*            $104,720,785   $104,720,785       $--            $--
                                      ------------   ------------       ---            ---
   TOTAL                              $104,720,785   $104,720,785       $--            $--
                                      ============   ============       ===            ===

*    See Schedule of Investments for geographic and sector breakouts.

FOREIGN CURRENCY TRANSLATION: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

SECURITY TRANSACTIONS: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each fund. In addition, expenses of a Fund not directly attributable to the operations of a particular class of the Fund are allocated to the separate classes based upon the relative net assets of each class.

INCOME RECOGNITION: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the year ended June 30, 2009, permanent differences resulting primarily from Passive Foreign Investment Company ("PFIC") adjustments and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:


                                                       Increase/(Decrease)   Increase/(Decrease)
                                        Increase/         Undistributed        Accumulated Net
                                        (Decrease)        Net Investment           Realized
Fund                                 Paid-in Capital      Income/(Loss)          Gain/(Loss)
----                                 ---------------   -------------------   -------------------
E.I.I. Realty Securities Fund           $(33,238)           $    (313)            $  33,551
E.I.I. International Property Fund            --             (285,428)              285,428
E.I.I. Global Property Fund                   --             (356,589)              356,589

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

FEDERAL INCOME TAXES: The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each of the Funds' federal tax returns for the prior four fiscal years remains subject to examination by the Internal Revenue Service. It is each Fund's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. As of June 30, 2009, management has evaluated the application of FIN 48 to the Funds, and has determined that there is no impact on the Funds' financial statements.

FOREIGN ISSUER RISK: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and subject to less governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

INDEMNIFICATIONS: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the funds have not had prior claims or losses pursuant to these indemnification provisions and expects risk or loss thereunder to be remote.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

C. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

INVESTMENT ADVISORY FEE

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds' average daily net assets.

ADMINISTRATION FEE

E.I.I. also provides administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. receives a fee payable monthly at an annual rate of 0.15% of the Funds' average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., under which E.I.I. pays PNC to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, PNC provides the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws.

TRANSFER AGENT FEE

PNC also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

CUSTODY FEE

PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

TRUSTEES' FEES

The Funds pay each Independent Trustee an annual fee of $16,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $4,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets.

DISTRIBUTOR

PFPC Distributors, Inc. serves as the distributor of the Funds' shares. Any distribution fees incurred by the Funds is paid by the Adviser.

EXPENSE LIMITS AND FEE WAIVER

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 0.80% and 1.00% expense limitations stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the Funds' respective expense limitation, is as follows:

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

                          E.I.I. REALTY    E.I.I. INTERNATIONAL   E.I.I. GLOBAL
                         SECURITIES FUND       PROPERTY FUND      PROPERTY FUND
                         ---------------   --------------------   -------------
Fiscal Year ended 2009       $140,168            $210,039            $130,210
Fiscal Year ended 2008        143,880              45,436              62,586
Fiscal Year ended 2007         98,342             376,627             105,894
                             --------            --------            --------
Total                        $382,390            $632,102            $298,690
                             ========            ========            ========

D. INVESTMENT TRANSACTIONS:

For the year ended June 30, 2009, the Funds made the following purchases and sales of investment securities, other than Short-Term Securities:

                          E.I.I. REALTY    E.I.I. INTERNATIONAL   E.I.I. GLOBAL
                         SECURITIES FUND       PROPERTY FUND      PROPERTY FUND
                         ---------------   --------------------   -------------
Purchases                  $12,116,086         $ 94,624,422        $54,404,807
Sales                       13,340,900          149,845,880         38,212,542

E. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended June 30, 2009 and June 30, 2008 was as follows:

                                     DISTRIBUTIONS PAID IN 2009   DISTRIBUTIONS PAID IN 2008
                                     --------------------------   --------------------------
                                       ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
FUND                                   INCOME*     CAPITAL GAIN     INCOME*     CAPITAL GAIN
----                                 -----------   ------------   -----------   ------------
E.I.I. Realty Securities Fund        $   536,855     $ 44,178     $ 1,714,844    $ 8,068,214
E.I.I. International Property Fund    10,887,063      927,360      11,051,629      8,639,273
E.I.I. Global Property Fund            2,047,089           --       1,098,933         48,035
                                     -----------     --------     -----------    -----------
Total Taxable Distributions          $13,471,007     $971,538     $13,865,406    $16,755,522
                                     ===========     ========     ===========    ===========

* For tax purposes, short term capital gains distributions, if any, are considered ordinary income distributions.

F. COMPONENTS OF DISTRIBUTABLE EARNINGS:

As of June 30, 2009, the components of accumulated earnings on a tax basis were as follows:

                                                      E.I.I.
                                 E.I.I. REALTY    INTERNATIONAL   E.I.I. GLOBAL
                                SECURITIES FUND   PROPERTY FUND   PROPERTY FUND
                                ---------------   -------------   -------------
Undistributed ordinary income     $    91,631     $   5,355,080   $  1,652,796
Unrealized (depreciation)*         (3,939,791)     (189,288,939)   (36,512,761)
                                  -----------     -------------   ------------
Total accumulated earnings        $(3,848,160)    $(183,933,859)  $(34,859,965)
                                  ===========     =============   ============

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2009, the capital loss carryforwards available to offset possible future gains are as follows:

                                      CAPITAL LOSS
FUND                                 CARRYFORWARDS      2016          2017
----                                 -------------   ---------   -------------
E.I.I. Realty Securities Fund        $ (1,487,175)   $      --   $ (1,487,175)
E.I.I. International Property Fund    (70,118,336)          --    (70,118,336)
E.I.I. Global Property Fund           (14,398,071)    (979,402)   (13,418,669)

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

G. POST OCTOBER LOSSES:

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2009, the post-October capital and foreign currency losses deferred are as follows:

                                      POST-OCTOBER     POST-OCTOBER
                                      CAPITAL LOSS   FOREIGN CURRENCY
FUND                                    DEFERRAL       LOSS DEFERRAL
----                                 -------------   ----------------
E.I.I. Realty Securities Fund         $  3,444,643       $     --
E.I.I. International Property Fund     126,887,457        101,176
E.I.I. Global Property Fund             36,813,395        331,295

Such losses will be treated as arising on the first day of the fiscal year ended June 30, 2010.

H. TAX COST OF SECURITIES:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2009 for each Fund were as follows:

FUND                                     COST       APPRECIATION   (DEPRECIATION)         NET
----                                 ------------   ------------   --------------   --------------
E.I.I. Realty Securities Fund        $ 17,350,141    $ 1,230,825   $  (5,170,616)   $  (3,939,791)
E.I.I. International Property Fund    650,449,732     18,053,602    (207,309,485)    (189,225,883)
E.I.I. Global Property Fund           141,231,686      4,093,058     (40,603,959)     (36,510,901)

I. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through August 24, 2009, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities of E.I.I. Realty Securities Fund, E.I.I. International Property Fund, and E.I.I. Global Property Fund (the three active portfolios constituting E.I.I. Realty Securities Trust) (collectively, the "Funds"), including the schedules of investments, as of June 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2009 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for the each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                         Ernst & Young LLP

New York, New York
August 24, 2009

                         E.I.I. REALTY SECURITIES TRUST

                       ADDITIONAL INFORMATION (UNAUDITED)

                                  JUNE 30, 2009

TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gains designated for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund are $44,178, $927,360 and $0, respectively.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 0.85% and 1.15%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.4019 per share (representing a total of $13,843,967). The total amount of taxes paid to such countries is $0.0079 per share (representing a total of $273,631). The total amount of income received by the E.I.I. Global Property Fund from sources within foreign countries and possessions of the United States is $0.1955 per share (representing a total of $2,099,507). The total amount of taxes paid to such countries is $0.0046 per share (representing a total of $49,867).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Global Property Fund, 1.16% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. REALTY SECURITIES TRUST PROXY VOTING GUIDELINES

E.I.I. Realty Securities, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC's web site at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2009 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC's website at www.sec.gov.

E.I.I. REALTY SECURITIES TRUST QUARTERLY REPORTING OF PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

APPROVAL OF INVESTMENT ADVISORY CONTRACT

At an in-person meeting held on May 12, 2009, the Board of Trustees (the "Trustees" or the "Board"), 75% of which is comprised of Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) (the "Independent Trustees"), of E.I.I. Realty Securities Trust (the "Trust) considered the annual approval of the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of E.I.I. Realty Securities Fund ("RSF"), E.I.I. International Property Fund ("IPF"), E.I.I. Global Property Fund ("EGF") (the "Funds"), and E.I.I. Realty Securities, Inc. ("E.I.I." or the "Adviser").

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Funds, including: a legal memorandum setting forth the Trustees' responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part II of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. ("Lipper") based upon fund peer groups selected by Lipper. The Board also met with representatives from the Adviser to discuss information about the firm's profitability and business plans, and staffing and investment performance issues.

The Board reviewed and considered the nature and extent of the investment advisory services provided by E.I.I. under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by E.I.I. under an Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. The Board also compared the nature of the services provided by E.I.I. with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of E.I.I. who provided the administrative and investment advisory services to the Funds. The Trustees determined that E.I.I.'s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Trustees reviewed: (i) RSF's performance for the one, three, five and ten year periods ended March 31, 2009; (ii) IPF's performance for the one and three year periods ended March 31, 2009, and since inception; and (iii) EGF's performance for the one year period ended March 31, 2009 and since inception as shown in reports provided by Lipper, compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Trustees noted that, in the most recent quarter, RSF had underperformed the median by a narrow margin but that for the one, three and five year periods it had outperformed the median and for the ten year period had underperformed the median by less than ..25%. The Trustees noted that IPF had outperformed the median for the quarter ended March 31, 2009 and had outperformed or been at the median for the one, three year and since inception periods. Regarding EGF, the Trustees noted that it had outperformed the median for the quarter ended March 31, 2009 and slightly underperformed the median for the one year period and since inception.

The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. They also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees reviewed the advisory and administrative fees (together, the "management fee") paid by the Funds and the total expense ratios of the Funds. They noted that: (i) RSF's contractual management fee rate was higher than the median management fee rates for funds selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Funds, as shown in the Lipper report for the Funds, but IPF's and EGF's were lower; and (ii) each Fund's actual management fee and total expense ratio were lower than the average expense ratios of the funds included in each Fund's expense peer group because of fee waivers. The Trustees concluded that each Fund's management fee rate was competitive in light of the fact that E.I.I. managed the Funds so that the total expense ratio of each Fund was less than the total expense ratio of the funds in the expense peer group average. The Independent Trustees reviewed the structure of each Fund's management fee schedule under the Advisory Agreement and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

The Trustees considered and reviewed information concerning the costs incurred and profits realized by E.I.I. from its relationship with the Funds and concluded that the profits earned by E.I.I. were not excessive in light of the advisory, administrative and other services provided to the Funds.

The Trustees did not identify any so called "fall out benefits" derived by E.I.I. from its relationship with the Funds although it did consider whether E.I.I. realized any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by E.I.I. would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such research from brokers might reduce E.I.I.'s cost but concluded that the receipt of such research strengthens the investment management resources of E.I.I., which might ultimately benefit the Funds and other funds and clients.

The Trustees considered whether E.I.I. was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Trustees noted that E.I.I.'s operations remained profitable, although reduced assets under management in recent years had reduced E.I.I.'s profitability. The Independent Trustees concluded that E.I.I. had the financial resources necessary to fulfill its obligations under the Advisory Agreement.

The Trustees also reviewed and considered the historical relationship between the Funds and E.I.I., including the policies and procedures formulated and adopted by E.I.I. for managing each Fund's operations and the Trustees' confidence in the competence and integrity of the senior managers and key personnel of E.I.I. The Board concluded that it was beneficial for the Funds to continue their relationship with E.I.I.

The Board considered the controls and procedures adopted and implemented by E.I.I. and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by E.I.I. indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund's business.

The Independent Trustees met in executive session with counsel to the Trust to discuss the renewal of the Advisory Agreement for each Fund. After the Independent Trustees' executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Advisory Agreement for another year.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2009

                         E.I.I. REALTY SECURITIES TRUST

TRUSTEE AND OFFICERS INFORMATION

Information pertaining to the Trustees and Officers of the Company is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling
(888) 323-8912

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND
                            TERM OF OFFICE(1)                                             COMPLEX
NAME, (AGE), ADDRESS AND      AND LENGTH OF            PRINCIPAL OCCUPATION(S)           OVERSEEN          OTHER DIRECTORSHIPS
POSITION(S) WITH COMPANY       TIME SERVED               DURING PAST 5 YEARS            BY TRUSTEE           HELD BY TRUSTEE
------------------------    -----------------   -------------------------------------   ----------   -------------------------------
DISINTERESTED TRUSTEE

Warren K. Greene, 73        Since June 1998     American Investors Fund LLC (June            3       Trustee, Renaissance Capital
Chairman &                                      2006 to present); Senior Vice                        Greenwich Funds
Independent Trustee                             President, NorthCoast Asset
One Marshall Street                             Management, LLC (1995 to June 2006).
Old Greenwich, CT 06870

Joseph Gyourko, 53          Since June 1998     Martin Bucksbaum Professor of Real           3       None
Independent Trustee                             Estate & Finance, The Wharton School,
15 Forest Lane                                  University of Pennsylvania
Swarthmore, PA 19081

Juan M. Meyer, 65           Since January       Executive Vice President, Genspring          3       Director, The Cathay Investment
Independent Trustee         2006                Family Offices (2003 to present)                     Fund, Ltd., Trustee, Northern
71 Ridgeview Avenue                                                                                  Trust Multi-Advisor Funds.
Greenwich, CT 06830

INTERESTED TRUSTEES

Christian A. Lange, 69      Since November      Managing Director, E.I.I. Realty             3       Director, E.I.I. Voyager U.S.
Trustee, Chief Investment   2003                Securities, Inc., June 1993 to                       Leaders Equity Company,
Officer                                         present; President and Managing                      Director & Chairman of Amadeus
717 Fifth Avenue                                Director, European Investors Inc.,                   Capital Vision PLC, Director
New York, NY 10022                              April 1983 to present.                               GPA Fund Managers Ltd.

OFFICERS

Richard J. Adler, 62        Since July 2004     Managing Director, E.I.I. Realty             3       Director, E.I.I. Voyager U.S.
Chief Executive Officer &                       Securities, Inc., June 1993 to                       Leaders Equity Company
President                                       present; Managing Director, European
717 Fifth Avenue                                Investors Incorporated and Vice
New York, NY 10022                              President, European Investors
                                                Corporate Finance Inc., April 1983 to
                                                present.

Lynn P. Marinaccio, 52      Since February      Director of Client Services, E.I.I.          3       None
Secretary                   2003                Realty Securities, Inc., December
717 Fifth Avenue                                1996 to present.
New York, NY 10022

Michael J. Meagher, 47      Since May 2003      Senior Vice President and Director of        3       None
Treasurer & Chief                               Fund Administration and Compliance,
Compliance Officer                              E.I.I. Realty Securities, Inc, March
717 Fifth Avenue                                2003 to present.
New York, NY 10022

(1) Each Trustee and officer shall hold office until his successor shall have been elected and qualified.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

INVESTMENT ADVISER & ADMINISTRATOR

E.I.I. Realty Securities, Inc.
717 Fifth Avenue
10th Floor
New York, NY 10022
(212) 644-0794

SUB-ADMINISTRATOR

PNC Global Investment Servicing (U.S.) Inc.
4400 Computer Drive
Westborough, MA 01581-5120

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

DISTRIBUTOR

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL

Kramer, Levin, Naftalis & Frankel
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

OFFICERS & TRUSTEES

Richard J. Adler, PRESIDENT
& CHIEF EXECUTIVE OFFICER
Lynn P. Marinaccio, SECRETARY
Michael J. Meagher, TREASURER & CHIEF COMPLIANCE OFFICER
Warren K. Greene, INDEPENDENT CHAIRMAN & TRUSTEE
Joseph Gyourko, INDEPENDENT TRUSTEE
Juan M. Meyer, INDEPENDENT TRUSTEE
Christian A. Lange, TRUSTEE

(E.I.I. LOGO)   E.I.I. REALTY SECURITIES TRUST

                                  888-323-8912

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $89,500 in 2008 and $95,000 in 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $4,900 in 2008 and $5,000 in 2009.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,250 in 2008 and $12,000 in 2009.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2009.

  (e)(1) All pre approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 0%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $16,150 in 2008 and $17,000 in 2009.

     (h) Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

        (b) Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               EII REALTY SECURITIES TRUST
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date    9/8/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                           Richard J. Adler, Chief Executive Officer
                           (principal executive officer)

Date     9/8/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MICHAEL J. MEAGHER
                         -------------------------------------------------------
                           Michael J. Meagher, Vice President and Treasurer (principal financial officer)

Date    9/8/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.